UNITED STATES SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: February 24, 2014

ALAS AVIATION CORP.

 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

000-28562	46-4897052
(Commission File Number)	(I.R.S. Employer Identification No.)

4885 Ward Road, Suite 300, Wheat Ridge, Colorado 80033
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (720) 963-8055

2741 Lemon Grove Ave, Lemon Grove, CA 91945
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events

    The company is hereby updating its address to 4885 Ward Road, Suite 300, Wheat Ridge, Colorado 80033.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 24, 2014

ALAS AVIATION CORP.

By:	/s/ Harold Hansen
Harold Hansen President and CEO (Principal Executive, Financial and Accounting Officer)